FINANCE RECEIVABLES	12 Months Ended
Sep. 30, 2014
Receivables [Abstract]
FINANCE RECEIVABLES
FINANCE RECEIVABLES

Our finance receivables are comprised of military loans and retail installment contracts.  During fiscal 2014, we purchased $229.9 million of military loans from CBD compared to $389.0 million during fiscal 2013.  We acquired $1.7 million in retail installment contracts during fiscal 2014 compared to $12.6 million during fiscal 2013.  Approximately 33.9% of the amount of military loans we purchased in fiscal 2014 were refinancings of outstanding loans compared to 35.0% during fiscal 2013.

In the normal course of business, we receive some customer payments through the Federal Government Allotment System on the first day of each month.  If the first day of the month falls on a weekend or holiday, our customer payments are received on the last business day of the preceding month.  These payments and use of cash are reflected on the balance sheet as a reduction of net finance receivables and the corresponding accrued interest receivable.  There were no Federal Government Allotment System payments received in advance of the payment due dates on September 30, 2014 or September 30, 2013.

The following table represents finance receivables for the periods presented:

	As of September 30,
	2014	2013
	(dollars in thousands)
Finance Receivables:
Military loans	$263,675	$348,544
Retail installment contracts	4,847	15,654
Gross finance receivables	268,522	364,198

Less:
Net deferred loan fees and merchant discounts	(4,573)	(8,381)
Unearned debt protection fees	(2,682)	(6,119)
Debt protection claims and policy reserves	(2,196)	(3,626)
Total unearned fees	(9,451)	(18,126)

Finance receivables - net of unearned fees	259,071	346,072

Allowance for credit losses	(31,850)	(31,400)

Net finance receivables	$227,221	$314,672

Management has an established methodology to determine the adequacy of the allowance for credit losses that assesses the risks and losses inherent in the finance receivable portfolio. Our portfolio consists of a large number of relatively small, homogenous accounts.  No account is large enough to warrant individual evaluation for impairment. For purposes of determining the allowance for credit losses, we have segmented the finance receivable portfolio by military loans and retail installment contracts.

The allowance for credit losses for military loans and retail installment contracts is maintained at an amount that management considers sufficient to cover estimated losses inherent in the finance receivable portfolio.  Our allowance for credit losses is sensitive to risk ratings assigned to evaluated segments, economic assumptions and delinquency trends driving statistically modeled reserves. We consider numerous qualitative and quantitative factors in estimating losses in our finance receivable portfolio, including the following:

•	Prior credit losses and recovery experience;

•	Current economic conditions;

•	Current finance receivable delinquency trends; and

•	Demographics of the current finance receivable portfolio.

We also use internally developed data in this process. We utilize a statistical model based on potential credit risk trends, growth rate and charge off data, when incorporating historical factors to estimate losses. These results and management’s judgment are used to project inherent losses and to establish the allowance for credit losses for each segment of our finance receivables.

As part of the on-going monitoring of the credit quality of our entire finance receivable portfolio, management tracks certain credit quality indicators of our customers including trends related to: (1) net charge-offs,  (2) non-performing loans  and (3) payment history.

There is uncertainty inherent in these estimates, making it possible that they could change in the near term. We make regular enhancements to our allowance estimation methodology that have not resulted in material changes to our allowance.

The following table sets forth changes in the components of our allowance for credit losses on finance receivables as of the end of the years presented:

	As of and for the Years Ended September 30,
	2014			2013
	Military Loans	Retail Contracts	Total	Military Loans	Retail Contracts	Total
	(dollars in thousands)
Allowance for credit losses:
Balance, beginning of period	$30,058	$1,342	$31,400	$27,457	$1,543	$29,000
Finance receivables charged-off	(37,236)	(2,588)	$(39,824)	(35,562)	(2,353)	(37,915)
Recoveries	4,048	536	$4,584	3,393	498	3,891
Provision	33,667	2,023	$35,690	34,770	1,654	36,424
Balance, end of period	$30,537	$1,313	$31,850	$30,058	$1,342	$31,400

Finance receivables:	263,675	4,847	268,522	348,544	15,654	364,198
Allowance for credit losses	(30,537)	(1,313)	(31,850)	(30,058)	(1,342)	(31,400)
Balance net of allowance	$233,138	$3,534	$236,672	$318,486	$14,312	$332,798

The accrual of interest income is suspended when three full (95% of the contracted payment amount) payments on either military loans or retail installment contracts have not been received and the loan is 90 days contractually past due. Non-performing assets represent those finance receivables where the accrual of interest income has been suspended. Prior to September 30, 2014, the Company stopped accruing interest on finance receivables when a payment had not been received for 90 days, on a recency basis, and the interest due exceeded an amount equal to 60 days of interest charges. As of September 30, 2014, we had $16.2 million in military assets and $1.1 million in retail installment contracts that were non-performing loans compared to $11.2 million in military loans and $1.1 million in retail installment contracts that were non-performing loans as of September 30, 2013.

We did not have any finance receivables greater than 90 days contractually past due accruing interest as of September 30, 2014.  The accrual of interest income is resumed when payments have been received so that the loan is less than 90 days contractually past due.  We consider a loan impaired when a full payment has not been received for 180 days and is also 30 days contractually past due. Impaired loans are removed from our finance receivable portfolio, including any accrued interest, and charged against income.  As of September 30, 2014 we had $0.9 million in military loans and $0.02 million in retail installment contracts of accrued interest for non-performing assets.  As of September 30, 2013 we had $0.8 million in military loans and $0.03 million in retail installment contracts of accrued interest for non-performing assets. We do not restructure troubled debt as a form of curing delinquencies.

A large portion of our customers are unable to obtain financing from traditional sources due to factors such as time in grade, frequent relocations and lack of credit history.  These factors may not allow them to build relationships with traditional sources of financing.  As a result, our receivables do not have a credit risk profile that can be easily measured by the credit quality indicators normally used by the financial markets. We manage the risk by closely monitoring the performance of the portfolio and through our purchase criteria.

The following reflects the credit quality of the Company’s finance receivables:

	As of and for Years Ending September 30,
	2014	2013
	(dollars in thousands)

Total finance receivables:
Gross balance	$268,522	$364,198
Performing	251,276	351,877
Non-performing	17,246	12,321
Non-performing loans as a percent of gross balance	6.42%	3.38%

Military loans:
Gross balance	$263,675	$348,544
Performing	247,481	337,321
Non-performing	16,194	11,223
Non-performing loans as a percent of gross balance	6.14%	3.22%

Retail installment contracts:
Gross balance	$4,847	$15,654
Performing	3,795	14,556
Non-performing	1,052	1,098
Non-performing loans as a percent of gross balance	21.70%	7.01%

(1) Non-performing loans as of September 30, 2014 were loans with three full payments not received and 90 days contractually past due at September 30, 2014. Non-performing loans as of September 30, 2013 were loans that were 90 days recency past due as of September 30, 2013.

As of September 30, 2014, and 2013 the past due finance receivables, on a recency basis, are as follows:

	Age Analysis of Past Due Financing Receivables
	As of Balance at September 30, 2014
	60-89 Days Past Due	90-180 Days Past Due	Total 60-180 Days Past Due	0-59 Days Past Due	Total Finance Receivables
	(dollars in thousands)
Finance receivables:
Military loans	$4,120	$10,083	$14,203	$249,472	$263,675
Retail installment contracts	145	482	627	4,220	4,847
Total	$4,265	$10,565	$14,830	$253,692	$268,522

	Age Analysis of Past Due Financing Receivables
	As of Balance at September 30, 2013
	60-89 Days Past Due	90-180 Days Past Due	Total 60-180 Days Past Due	0-59 Days Past Due	Total Finance Receivables

	(dollars in thousands)
Finance receivables:
Military loans	$4,403	$11,223	$15,626	$332,918	$348,544
Retail installment contracts	342	1,098	1,440	14,214	15,654
Total	$4,745	$12,321	$17,066	$347,132	$364,198

Additionally, CBD uses our purchase criteria, which were developed from our past customer credit repayment experience and are periodically evaluated based on current portfolio performance.  These criteria require the following:

•	All borrowers are primarily active-duty, or career retired U.S. military personnel or U.S. Defense Department employees;

•	All potential borrowers must complete standardized credit applications online via the Internet; and

•	All loans must meet additional purchase criteria which was developed from our past credit repayment experience and is periodically revalidated based on current portfolio performance.

These criteria are used to help minimize the risk of unwillingness or inability to repay for both military loans and retail installment contracts. Loans are limited to amounts that the customer could reasonably be expected to repay.

The liability for unpaid claims and claim adjustment expenses is estimated using an actuarially computed amount payable on claims reported prior to the balance sheet date that have not yet been settled, claims reported subsequent to the balance sheet date that have been incurred during the period ended, and an estimate (based on prior experience) of incurred but unreported claims relating to such period.

Activity in the liability for unpaid claims and claim adjustment expenses for our debt protection and reinsurance products are summarized as follows:

	As of and for the Years ended September 30,
	2014	2013	2012
	(dollars in thousands)

Balance, beginning of year	$3,626	$2,975	$1,759

Claim amount incurred, related to
Prior periods	764	1,408	962
Current period	573	1,818	1,981
Total	1,337	3,226	2,943

Claim amount paid, related to
Prior periods	1,581	1,124	565
Current period	1,186	1,451	1,162
Total	2,767	2,575	1,727

Balance, end of year	$2,196	$3,626	$2,975